Exhibit 99.1

For Immediate Release

Investor Contact:	Media Contact:
Tami Kamarauskas	Melissa Jarmel
(312) 789-8532	(312) 435-7137
investorrelations@cbot.com	news@cbot.com

CBOT HOLDINGS FIRST QUARTER 2006 REVENUE UP 23 PERCENT

OPERATING MARGIN EXPANDS TO 41 PERCENT

CHICAGO, April 19, 2006 – CBOT Holdings, Inc., holding company for the Chicago Board of Trade (CBOT®), announced today that first quarter 2006 revenue rose 23 percent to $143.6 million compared with $116.5 million in the 2005 first quarter. Net income in the 2006 first quarter increased $14.3 million to $35.1 million, up 69 percent compared with $20.8 million in the first quarter of 2005. First quarter 2006 earnings per diluted share were $0.66.

First quarter exchange and clearing revenue was $106.4 million, up 21 percent from $87.8 million in the 2005 first quarter. Market data revenue grew 28 percent to $23.6 million in the 2006 first quarter, up from $18.5 million in the 2005 first quarter. First quarter operating income was $58.5 million, up 63 percent from $36.0 million in the same period during the prior year.

CBOT Holdings President and CEO Bernard W. Dan said, “Each product group contributed to the successful financial results this quarter and the Interest Rate, Agriculture, and Metals product groups all reached average daily volume records. The expansion of our operating margin to 41 percent from 31 percent in the comparable quarter last year highlights the effectiveness of our overall business model and strategy. Over the past twelve months we added to our growth opportunities with expanded products, partnerships and distribution capabilities and at the same time controlled costs and significantly expanded our profitability.”

Revenue and earnings in the 2006 first quarter benefited from a January 1, 2006 market data price increase and from an increase in the average rate per contract, which rose 9 percent compared with the same quarter a year ago. The average rate per contract represents total exchange and clearing fee revenue divided by total reported trading volume.

First quarter trading volume was 192.7 million contracts, up 11 percent compared with 173.1 million contracts traded during the prior year’s first quarter. Average daily volume (ADV) in the 2006 first quarter was 3.1 million contracts, up 10 percent compared with the 2005 first quarter ADV. In addition, ADV on the CBOT’s electronic trading platform, e-cbot® powered by LIFFE CONNECT®, during the first quarter rose to 69 percent of total exchange ADV, up from 62 percent in the first quarter of 2005.

First quarter operating expense of $85.0 million includes $19.8 million of volume-based expenses and $65.3 million of non-volume-based expenses. Compared with the prior year’s first quarter, total operating expense grew 6 percent. Baseline and other costs grew only 5 percent during the same time period, a notably slower pace than revenue growth and a major reason for the higher 2006 first quarter operating margin.

Key Financial Metrics (in millions, except rate per contract)

Quarter Ended	Mar 31 2006	Mar 31 2005	Dec 31 2005
Average Daily Volume	3.1	2.8	2.4
Reported Trading Volume	192.7	173.1	151.4
Average Rate per Contract	$0.552	$0.507	$0.570
Revenue	$143.6	$116.5	$117.4
Operating Income	$58.5	$36.0	$30.0
Operating Margin	41%	31%	26%
Net Income	$35.1	$20.8	$17.7
Depreciation & Amortization	$14.1	$13.8	$13.7
Non-Cash Stock Compensation	$0.4	$-0-	$1.8
Capital Expenditures	$4.2	$4.9	$12.8

CBOT First Quarter 2006 Operational Highlights

•	Member vote on March 8, 2006 granted Board of Directors authority to allow daytime electronic trading in Agriculture contracts.

•	CBOT and the Singapore Exchange announced the appointment of the Board of Directors and Mr. Chong Kim Seng as Managing Director for their joint venture company, Joint Asian Derivatives Exchange (JADE).

•	CBOT’s average market share of all listed gold futures traded in North America climbed to 19 percent, up from 4 percent in March 2005.

•	CBOT launched three new products — Full-sized Gold options, the $25 Big DowSM Futures, and Soybean Crush options.

•	Financial options electronic volume rose to 13 percent of total product volume from 5 percent and electronic volume during Asian and European trading hours increased 23 percent in the 2006 first quarter compared with the 2005 first quarter.

Outlook

Given	current market conditions and what is known today, CBOT Holdings currently expects the following for:

	2006 Full Year	2006 June Quarter
(in millions, except per contract data)
Baseline and other expenses, which equal total operating expenses less volume-based expenses	$265 - $275	$68 - $70
Non-cash stock compensation expense included in baseline expenses	$2.5 - $3.0	$1.2 - $1.4

2006 Full Year and June Quarter
Volume-based expenses, which include clearing costs and contracted license fees, per reported contract	$0.103 - $0.107
An overall rate per contract of about	$0.552

The company does not provide an outlook for trading volume or revenue but does report the trading volume daily on its website at http://www.cbot.com/cbot/pub/page/0,3181,541,00.html .

	1Q 2006	4Q 2005	3Q 2005	2Q 2005	1Q 2005	4Q 2004
Trading Days	62	63	64	64	61	64

AVERAGE RATE PER CONTRACT

	1Q 2006	4Q 2005	3Q 2005	2Q 2005	1Q 2005	4Q 2004
PRODUCT:
Interest Rate	0.517	0.537	0.469	0.467	0.482	0.386
Agriculture	0.673	0.666	0.631	0.643	0.641	0.640
Equity Index	0.760	0.789	0.672	0.630	0.578	0.560
Metals, Energy & Other	1.312	1.559	1.360	1.312	0.855	0.654
Overall average rate per contract	0.552	0.570	0.501	0.499	0.507	0.424
VENUE:
Open-Auction	0.515	0.507	0.485	0.483	0.491	0.441
Electronic	0.495	0.506	0.411	0.397	0.400	0.315
Off-Exchange	2.296	2.299	2.117	2.404	2.131	1.786
Overall average rate per contract	0.552	0.570	0.501	0.499	0.507	0.424

AVERAGE DAILY VOLUME (Round Turns, in thousands)

	1Q 2006	4Q 2005	3Q 2005	2Q 2005	1Q 2005	4Q 2004
PRODUCT:
Interest Rate	2,561	1,951	2,123	2,368	2,356	2,006
Agriculture	412	331	350	404	373	287
Equity Index	113	112	103	115	105	99
Metals, Energy & Other	22	9	5	3	4	5
Total	3,108	2,404	2,582	2,889	2,838	2,398
VENUE:
Open-Auction	887	685	773	940	940	780
Electronic	2,132	1,633	1,707	1,843	1,772	1,507
Off-Exchange	88	86	102	106	126	110
Total	3,108	2,404	2,582	2,889	2,838	2,398

TRANSACTION FEES (in thousands)

	1Q 2006	4Q 2005	3Q 2005	2Q 2005	1Q 2005	4Q 2004
PRODUCT:
Interest Rate	$82,032	$65,994	$63,741	$70,733	$69,327	$49,524
Agriculture	17,176	13,869	14,150	16,604	14,598	11,761
Equity Index	5,337	5,588	4,439	4,627	3,687	3,562
Metals, Energy & Other	1,805	908	393	252	184	202
Total	$106,351	$86,360	$82,722	$92,216	$87,796	$65,050
VENUE:
Open-Auction	$28,356	$21,885	$23,979	$29,085	$28,185	$22,038
Electronic	65,442	52,013	44,872	46,883	43,285	30,413
Off-Exchange	12,552	12,462	13,871	16,247	16,325	12,598
Total	$106,351	$86,360	$82,722	$92,216	$87,796	$65,050

Quarterly Conference Call

Executives of CBOT Holdings, Inc. will host a conference call to review its first quarter results today, April 19, 2006, at 8:00 am ET / 7:00 am CT. The conference call and any accompanying slides will be publicly available via live webcast from the investor relations section of the CBOT Holdings website at http://www.cbot.com. The webcast will be available for replay at the same address approximately two hours following its conclusion. Those wishing to listen to the live conference via telephone should dial 800.901.5248 (U.S. callers) and 617.786.4512. (International callers) at least 10 minutes before the call begins. The verbal passcode for the call is “CBOT Holdings.” To listen to an archived recording after the call, please dial 888.286.8010 (U.S. callers) and 617.801.6888 (International callers). The passcode for the replay is 78792037.

About the CBOT

As one of the leading global derivative exchanges, the Chicago Board of Trade provides a diverse mix of financial, equity, and commodity futures and options-on-futures products. Building on its 158-year history, the CBOT continues to advance into the future using the strength of deep liquidity, market integrity and member-trader expertise. Using superior trading technology in both electronic and open-auction trading platforms, the CBOT provides premier customer service to risk managers and investors worldwide. For more information visit our website at www.cbot.com.

Forward Looking Statements

In this release, our use of the words “may,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or other comparable terminology is intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied in any forward-looking statements. More detailed information about factors that may affect our performance may be found in filings made by CBOT Holdings, Inc. with the Securities and Exchange Commission, which can be obtained at its website at www.sec.gov. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

CBOT Holdings, Inc. and Subsidiaries

Consolidated Statements of Financial Condition

(unaudited, in thousands)

	03/31/05	06/30/05	09/30/05	12/31/05	03/31/06
ASSETS
Current assets:
Cash and cash equivalents:
Unrestricted	$86,619	$101,868	$73,436	$99,575	$99,882
Held under deposit and membership transfers	16,439	2,050	862	1,746	4,966

Total cash and cash equivalents	103,058	103,918	74,298	101,321	104,848
Restricted cash	4,025	22,102	17,254	14,031	29,203
Short term investments	14,836	24,700	64,199	239,888	253,979
Accounts receivable - net of allowance	47,775	40,761	38,310	33,671	50,962
Deferred income taxes	2,591	2,573	2,974	1,962	1,921
Prepaid expenses	24,388	21,065	21,114	18,410	23,233

Total current assets	196,673	215,119	218,149	409,283	464,146
Property and equipment:
Land	34,234	34,234	34,234	34,234	34,234
Buildings and equipment	322,363	325,161	328,992	333,014	335,415
Furnishings and fixtures	189,825	196,344	197,054	198,083	189,188
Computer software and systems	81,492	84,091	84,112	93,636	93,719
Construction in progress	6,196	8,287	11,440	5,577	4,469

Total property and equipment	634,110	648,117	655,832	664,544	657,025
Less accumulated depreciation and amortization	373,708	387,137	400,110	409,789	412,108

Property and equipment - net	260,402	260,980	255,722	254,755	244,917
Other assets - net	19,162	19,387	19,252	21,829	21,229

Total assets	$476,237	$495,486	$493,123	$685,867	$730,292

LIABILITIES AND MEMBERS’ / STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$12,837	$14,098	$14,960	$20,455	$12,965
Accrued clearing services	13,516	15,003	12,630	11,286	15,023
Accrued real estate taxes	5,994	7,995	9,595	7,730	6,078
Accrued payroll costs	2,882	3,986	5,568	6,351	2,966
Accrued exchange fee rebates	1,527	1,770	2,278	1,200	659
Accrued employee termination	322	273	302	3,063	1,755
Accrued liabilities	9,116	8,566	7,625	7,395	7,241
Funds held for deposit and membership transfers	16,439	24,123	17,230	14,821	33,220
Current portion of long-term debt	20,229	19,726	19,588	19,366	19,455
Income tax payable	12,012	2,135	1,764	5,751	24,425
Other current liabilities	4,733	4,700	322	5,183	432

Total current liabilities	99,607	102,375	91,862	102,601	124,219
Long-term liabilities:
Deferred income tax liabilities	27,225	25,588	23,468	17,204	14,872
Long-term debt	20,231	19,728	11,810	10,716	—
Other liabilities	14,671	15,048	13,412	13,584	13,837

Total long-term liabilities	62,127	60,364	48,690	41,504	28,709

Total liabilities	161,734	162,739	140,552	144,105	152,928
Members’ / Stockholders’ equity:
Common stock, $0.001 par value, 52,787 shares issued and outstanding	—	49	49	53	53
Additional paid-in capital	—	315,500	315,500	486,990	487,404
Retained earnings	—	17,198	37,022	54,719	89,821
Members’ equity	314,503	—	—	—	—
Accumulated other comprehensive income	—	—	—	—	86

Total members’ / stockholders’ equity	314,503	332,747	352,571	541,762	577,364

Total liabilities and members’ / stockholders’ equity	$476,237	$495,486	$493,123	$685,867	$730,292

141 W. Jackson Blvd. Chicago, Illinois 60604-2994 TEL: 312 435 3500 FAX: 312 341 3027 www.cbot.com

CBOT Holdings, Inc. and Subsidiaries

Consolidated Statements of Income

(unaudited, in thousands, except per share data)

	QUARTER ENDED
	06/30/05	09/30/05	12/31/05	03/31/06	03/31/05
Revenues:
Exchange fees	$69,657	$62,696	$68,086	$83,120	$66,518
Clearing fees	22,559	20,027	18,274	23,231	21,277
Market data	18,306	18,289	18,765	23,643	18,522
Building	5,479	5,595	5,479	5,505	5,608
Services	3,623	4,230	3,852	4,236	3,591
Interest	701	1,073	2,612	3,483	714
Other	262	258	293	351	227

Total revenues	120,587	112,168	117,361	143,569	116,457
Expenses:
Clearing services	17,378	15,630	14,286	18,023	16,516
Contracted license fees	1,780	1,718	1,733	1,738	1,625
Salaries and benefits	17,902	18,127	20,488	19,102	18,633
Depreciation and amortization	14,231	13,144	13,732	14,086	13,814
Professional services	4,558	4,979	6,424	3,939	4,592
General and administrative expenses	5,167	5,427	6,059	5,076	4,922
Building operating costs	6,514	6,542	6,006	6,603	6,638
Information technology services	11,392	10,660	11,870	12,230	10,677
Programs	3,089	2,306	3,104	2,627	2,016
Interest	796	633	607	585	922
Litigation	4,000	—	—	—	—
Severance and related costs	50	113	3,032	1,036	114

Operating expenses	86,857	79,279	87,341	85,045	80,469

Income from operations	33,730	32,889	30,020	58,524	35,988
Income taxes
Current	17,002	15,586	17,481	25,466	16,577
Deferred	(1,618)	(2,521)	(5,252)	(2,291)	(1,632)

Total income taxes	15,384	13,065	12,229	23,175	14,945

Income before equity in unconsolidated subsidiary and minority interest in consolidated subsidiary	18,346	19,824	17,791	35,349	21,043
Equity in loss of unconsolidated subsidiary - net of tax	(112)	—	(94)	(246)	(255)

Net income	$18,234	$19,824	$17,697	$35,103	$20,788

Earnings per share: (1)
Basic	$0.35	$0.40	$0.34	$0.66
Diluted	$0.35	$0.40	$0.34	$0.66
Weighted average number of common stock shares: (2)(3)
Basic	49,360	49,360	52,079	52,787
Diluted	49,360	49,360	52,116	52,840

(1)	Income used in the calculation of earnings per share, only includes earnings allocated to each reported period after April 22, 2005, the date the CBOT demutualized and became a stock, for-profit company. The amount of income allocated to the period before April 22, 2005 and not included in the calculation of earnings per share was $1,036 for the quarter ended June 30, 2005.

(2)	CBOT members received an aggregate of 49,360 shares of Class A common stock of CBOT Holdings as a result of the demutualization. Weighted average number of shares used in the calculation is based on the average number of shares outstanding after April 22, 2005 rather than the entire reporting period.

(3)	On October 24, 2005, CBOT Holdings closed an initial public offering of its Class A common stock. The number of shares of Class A common stock outstanding immediately after this offering was 52,787 shares.

Operating expense makeup:
Volume-based	19,158	17,348	16,019	19,761	18,141
Baseline	63,649	61,818	68,290	64,248	62,214
Other	4,050	113	3,032	1,036	114

Total	86,857	79,279	87,341	85,045	80,469

141 W. Jackson Blvd. Chicago, Illinois 60604-2994 TEL: 312 435 3500 FAX: 312 341 3027 www.cbot.com

CBOT Holdings, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(unaudited, in thousands)

	QUARTER ENDED
	06/30/05	09/30/05	12/31/05	03/31/06	03/31/05
Cash flows from operating activities:
Net income	$18,234	$19,824	$17,697	$35,103	$20,788
Adjustments to reconcile net income to net cash flows from operating activities:
Depreciation and amortization	14,231	13,144	13,732	14,086	13,814
Deferred income taxes (benefit)	(1,618)	(2,521)	(5,252)	(2,291)	(1,632)
Stock-based compensation	—	—	1,774	413	—
Change in allowance for doubtful accounts	61	78	(118)	—	230
Gain / loss on foreign currency transaction	(172)	(46)	(23)	(2)	(149)
Gain / loss on sale or retirement of fixed assets	(4)	8	185	7	—
Equity in loss of unconsolidated subsidiary	188	—	155	411	425
Amortization of short term investment discounts	(26)	(111)	(1,074)	(1,094)	—
Changes in assets and liabilities:
Accounts receivable	4,136	1,596	3,546	(16,654)	(13,993)
Income tax receivable / payable	(9,877)	(371)	3,987	18,674	13,569
Prepaid expenses	3,323	(49)	2,704	(4,823)	(3,846)
Other assets	(335)	19	149	376	(410)
Accounts payable	1,261	862	5,495	(8,038)	(7,708)
Accrued clearing services	1,487	(2,373)	(1,344)	3,737	1,925
Accrued real estate taxes	2,001	1,600	(1,865)	(1,652)	(1,629)
Accrued payroll costs	1,104	1,582	783	(3,385)	(3,149)
Accrued exchange fee rebates	243	508	(1,078)	(541)	(714)
Accrued employee termination	(49)	29	2,761	(1,308)	(81)
Accrued liabilities	1,433	(434)	769	(154)	(35)
Funds held for deposit and membership transfers	7,684	(6,893)	(2,409)	18,399	2,177
Other current liabilities	(33)	(4,378)	4,861	(4,751)	4,484
Other long-term liabilities	377	(1,636)	172	253	292

Net cash flows from operating activities	43,649	20,438	45,607	46,766	24,358
Cash flows from investing activities:
Acquisition of property and equipment	(14,702)	(7,777)	(12,825)	(4,195)	(4,932)
Purchase of short term investments	(24,674)	(49,285)	(221,038)	(124,483)	—
Proceeds from short term investments	14,836	9,897	46,423	111,486	—
Restricted cash	(18,077)	4,848	3,223	(15,172)	3,636
Proceeds from sale of property and equipment	9	—	1	93	—
Investment in joint ventures	(191)	(1)	(3,006)	(254)	(6)

Net cash flows used in investing activities	(42,799)	(42,318)	(187,222)	(32,525)	(1,302)
Cash flows from financing activities:
Repayments of borrowings	—	(7,740)	(1,082)	(10,714)	(10,713)
Net proceeds from initial public offering	—	—	169,498	—	—
Excess tax benefit of stock compensation	—	—	222	—	—
Capital contributions from members	10	—	—	—	124

Net cash flows used in financing activities	10	(7,740)	168,638	(10,714)	(10,589)

Net increase (decrease) in cash and cash equivalents	860	(29,620)	27,023	3,527	12,467
Cash and cash equivalents - beginning of period	103,058	103,918	74,298	101,321	90,591

Cash and cash equivalents - end of period	$103,918	$74,298	$101,321	$104,848	$103,058

Cash paid for:
Interest	$297	$1,000	$41	$736	$1,089

Income taxes (net of refunds)	$26,841	$15,959	$13,394	$6,627	$2,837

141 W. Jackson Blvd. Chicago, Illinois 60604-2994 TEL: 312 435 3500 FAX: 312 341 3027 www.cbot.com